UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2025

Blackstone Private Equity Strategies Fund L.P.
Blackstone Private Equity Strategies Fund (TE) L.P.
(Exact name of Registrant as specified in its charter)

Delaware Delaware	000-56446 000-56742	No. 88-1872156 No. 88-2930978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
345 Park Avenue
New York, New York 10154
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212)
583-5000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 1, 2025, Blackstone Private Equity Strategies Fund L.P. (“BXPE U.S.”) entered into Amendment No. 1 (the “Amendment”) to its Second Amended and Restated Limited Partnership Agreement and Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder” and collectively with BXPE U.S., the “Funds”) entered into Amendment No. 1 (the “Feeder Amendment” and collectively with the Amendment, the “Amendments”) to its Amended and Restated Limited Partnership Agreement, in each case, with Blackstone Private Equity Strategies Associates L.P., the general partner of the Funds, and each of the limited partners of BXPE U.S. and the Feeder, respectively.
The Amendments memorialize the terms of the unit redemption plan (“Unit Redemption Plan”) for the Funds. The terms of the Unit Redemption Plan are unchanged from the terms described under “
Part I. Item 1. Business—Repurchase Program
” in BXPE U.S.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed on March 14, 2025. Such description is incorporated herein by reference. The Funds’ current redemption window commences on the open of business on October 1, 2025 and, unless extended, will close at 4:00 pm (Eastern time) on October 31, 2025, subject to the terms of the Unit Redemption Plan. More information on the Unit Redemption Plan, including the redemption price for each calendar quarter, is available on the Funds’ website at
www.bxpe.com.
The foregoing summary description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which are included as Exhibits 3.1 and 3.2 to this Current Report on Form
8-K
and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

Blackstone Private Equity Strategies Fund L.P.:

3.1	Amendment No. 1 to BXPE U.S.’s Second Amended and Restated Limited Partnership Agreement

Blackstone Private Equity Strategies Fund (TE) L.P.:

3.2	Amendment No. 1 to the Feeder’s Amended and Restated Limited Partnership Agreement

All Registrants:

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P.

Date: October 1, 2025	By:	/s/ Katherine O’Neil
	Name:	Katherine O’Neil
	Title:	Chief Legal Officer and Secretary

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND (TE) L.P.

Date: October 1, 2025	By:	/s/ Katherine O’Neil
	Name:	Katherine O’Neil
	Title:	Chief Legal Officer and Secretary